Microsoft Word 10.0.6754;77I):  Terms of new or amended securities
                         -----------------------------------------

         The Prospectus and Statement of Additional Information relating to Goldman Sachs Trust's Global Currency Fund, as filed with the Securities and Exchange Commission on February 14, 2005 pursuant to Rule 485(a) under the Securities Act of 1933 (Accession No. 0000950123-05-001821), are incorporated herein by reference.